UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016 (September 2, 2016)

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E Lake St. Ste. 401 Sandpoint, ID	83864-1366
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (208) 265-1717

____________________________________________________

(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOSSARY OF TECHNICAL TERMS

“Deposit” means an informal term for an accumulation of mineral ores.

“Development” means the preparation of a mining property or area so that a vein or body of ore can be analyzed and its tonnage and quality estimated.

“Exploration Stage” means the earliest stage of mineral commercialization, in which a company is investigating, exploring, defining and evaluating its mineral asset projects for potential mineral reserves, but is not yet in either the development or production stage and for which no decision has yet been reached to actively prepare it for commercial development.

“Mineral” or “Mineralization” means the concentration of metals within a body of rock.

“Mining” means the process of extraction and beneficiation of mineral reserves to produce a marketable metal or mineral product.  Exploration continues during the mining process and, in many cases, mineral reserves are expanded during the life of the mine operations as the exploration potential of the deposit is realized.

“Ore” means material containing minerals that can be economically extracted.

“Reserves” means that part of a mineral deposit that could be economically and legally extracted or produced at the time of reserve determination.

“Sample” or “Sampling” means selecting a fractional, but representative, pare of a mineral deposit for analysis.

“Slough Event” refers to an event where rock material crumbles and/or falls away from a hillside or the side of a borehole or mine working.

“Underground” means a mine working or excavation closed to the surface.

“Vein” means a fissure, faults or crack in the rock filled by minerals that have traveled upward from some deep source.

“Vein Material” means all the minerals occurring in a vein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources.  These forward-looking statements include, without limitation, statements regarding: statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of management’s goals and objectives; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts.  Words such as “believe,” “will,” “should,” “could,” “project,” “may,” “expect,” “future,” “likely,” “plans,” “potential,” and “estimates,” and similar expressions, as well as statements in future tense or about future periods, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Important factors that could cause these differences include, but are not limited to:

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our inability to raise additional funds to support operations, capital expenditures, and meet our obligations;

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our inability to efficiently operate due to weather, equipment failure, personnel issues, or any number of other factors;

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our inability to bulk sample mine vein material off the surface or underground, transport the vein material off the mountain or from underground mining development operations, and mill the vein material in an efficient and safe manner;

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our inability to manage and maintain the growth of our business; and

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other factors discussed in our prior periodic reports.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 8.01 Other Events.

WestMountain Gold, Inc. (the “Company”) recently experienced a significant slough event at its mining property located in Alaska (referred to in our prior periodic filings as the “TMC Project” or “Terra”).  The slough event occurred sometime between the evening hours of September 1, 2016, and the early afternoon hours of September 2, 2016, in the area of the TMC Project where the Company was conducting bulk surface sampling operations.  No injuries were reported and no equipment was lost or damaged as a result of the significant slough event due to the Company taking safety precautions to evacuate that area after earlier minor slough events.  However, the slough event caused approximately 25,000 tons of rock material to completely cover the main vein in the bulk surface sampling area.

Due to the extensive coverage and ongoing safety concerns in this area caused by the slough event, the Company ceased all surface bulk sampling operations at the TMC Project and believes it is likely that the surface bulk sampling operations at the TMC Project will remain closed permanently.  The Company’s strategy had been to use cash flow generated from its surface bulk sampling operations to help fund the expansion of resources and the pursuit of underground mining development at the TMC Project.  If surface bulk sampling operations remain closed permanently or for any extended period of time, the Company will be forced to change its business plan, which may include implementing underground mining development sooner than expected and relying solely on that underground mining development to exploit the TMC Project and generate revenues.  Additionally, in the absence of expected revenues from surface bulk sampling operations, the Company believes it will be necessary to raise more equity or debt financing than originally planned to commence underground mining development. We expect the build out of such operations would cost a minimum of $3,000,000 to $5,000,000 and that commencement of underground development could occur no earlier than June 2017.  Accordingly, the Company will likely remain in the exploration stage of its mining operations longer than originally anticipated.

The Company’s 2016 Operations Plan (the “2016 Operations Plan”; included as an Exhibit to the Company’s Current Report on Form 8-K dated January 29, 2016) relied on revenue expected to be generated almost exclusively from our surface bulk sampling operations at the TMC Project to fund our operational costs for the 2016 season and other upcoming obligations.  Prior to the slough event, we excavated approximately 1,357 tons of vein material from our surface bulk sampling operations (compared to 2,250 to 2,500 tons that we expected to mine from the surface sampling operations for the entire 2016 season).

To date, we have processed approximately 890 tons of vein material (including vein material remaining from the 2015 season) and have an estimated additional 1,470 tons of vein material that has yet to be processed.  Even if we are able to process the estimated remaining 1,470 tons of vein material, our total processed tonnage will fall well short of the 3,600 tons projected in the 2016 Operations Plan.  Due to the decrease in actual excavated vein material compared to expected excavated vein material caused by the slough event, actual revenues for the 2016 season will fall well short of the Company’s projections set forth in the 2016 Operations Plan.

As a result of the expected reduced revenue caused by the slough event, the Company will most likely be unable to fund future operational costs, including planning and commencement of any potential underground mining development.  Additionally, we will likely be unable to meet certain loan obligations that come due in 2016 and are secured by the assets of the Company (a full description of the Company’s outstanding loans may be found in the Company’s periodic and current reports filed with the Securities and Exchange Commission).  Failure to pay the loan obligations when they come due may result in the lenders accelerating all amounts due and foreclosing on the assets of the Company to satisfy the balances.  If foreclosure occurs, it will likely result in the Company’s shareholders losing their entire investment.

With the complete cessation of surface bulk sampling operations at the TMC Project, and no immediate prospects for alternative surface bulk sample operations, the Company’s potential revenue stream is limited to the remaining vein material that has already been excavated and is either currently in process or waiting to be processed. Because the Company expects this revenue will be insufficient to fund our current and future operational expenses and obligations, the Company is currently assessing its options.  It is likely that the Company will need to raise additional new capital through the issuance of equity and/or debt in the near term to fund our loan obligations and continue operations, in addition to the capital that would need to be raised for the commencement of underground mining development at the TMC Project.  Since our ability to raise additional capital will be affected by many factors, most of which are not within our control (including the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, as filed with the SEC on February 16, 2016), no assurance can be given that the Company will in fact be able to raise the required capital in a timely manner or that the proposed terms of any such financing will be favorable or acceptable to the Company.  If we are unsuccessful in obtaining or agreeing to financing, the Company may be forced to discontinue all operations and will fail, which will likely result in the Company’s shareholders losing their entire investment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By: /s/ James W. Creamer III
Date: September 16, 2016	Name: James W. Creamer III
Title: Chief Financial Officer